©2017 PROS Holdings, Inc. All rights reserved. 1 2017 PROS Holdings Analyst Briefing May 11th, 2017 2:00 PM Central

©2017 PROS Holdings, Inc. All rights reserved. 2 1. Financial Update 2. Time to Value 3. Modern Commerce 4. PROS & Microsoft 5. Speaker Panel Q&A Agenda

©2017 PROS Holdings, Inc. All rights reserved. 3 Forward-looking Statements Included in this material are forward-looking statements including, but not limited to, those related to earnings and other financial projections. These predictions, estimates, and other forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied in this presentation. We refer you to the documents we file with the Securities and Exchange Commission, which identify and discuss important factors that could cause actual results to differ materially from those discussed in these forward-looking statements. All statements included in these materials are based upon information known at the time, and PROS Holdings assumes no obligation to update any such statements.

Financial Update Stefan Schulz Chief Financial Officer

©2017 PROS Holdings, Inc. All rights reserved. 5 Layering Benefits: Land & Expand Selling Impact on Subscription Revenue Impact on Recurring Billings

©2017 PROS Holdings, Inc. All rights reserved. 6 Industrial Equipment Manufacturer Services Company Healthcare Company Major Airline Long History of Expansions* *Examples of recurring revenue growth with existing customers, as presented in November 2016 Analyst Day. Annual Expansions

©2017 PROS Holdings, Inc. All rights reserved. 7 Accelerated Expansions Quarterly Expansions Diversified Manufacturing Company Annual Expansions Software Company Industrial Equipment Manufacturer Technology Company

©2017 PROS Holdings, Inc. All rights reserved. 8 Subscription Revenue Building to Growth ~43% Total Subscription Growth 2015 2016 2017 (F) 2018 (T) Customer Cohort Pre-2015 2015 2016 2017 2018 Great Visibility from Existing Customers 31% ~43% >45% (F) = Forecast (T) = Target

©2017 PROS Holdings, Inc. All rights reserved. 9 Recurring Billings Driving Growth Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 (F) Q3 '17 (F) Q4 '17 (F) Q1 '18 (T) Recurring Non-Recurring 21% CAGR Recurring Billings through Q1’17 (F) = Forecast (T) = Target

©2017 PROS Holdings, Inc. All rights reserved. 10 Attractive Long-Term Financial Profile 2015 2016 2017 (F) Target Model Revenue Growth (11%) (11%) 6%-8% >20% Recurring Revenue 54% 70% 73%-74% >85% Gross Margin 66% 61% 61%-62% 69%-72% FCF / Revenue 5% (16%) (11%)-(13%) 18%-22% (F) = Forecast 2017 Represents a Return to Growth • Full year revenue growth • Significant growth in recurring revenue • By end of year, we expect to cross over break-even for free cash flow

Time to Value Mike Jahoda Senior Vice President, Professional Services

©2017 PROS Holdings, Inc. All rights reserved. 12 Driving Faster Time to Value Customers Can Get to Value In 90-120 Days Cloud Rapid deployment Optimized performance Easy expansion Industry Quick Start packages Best practices Trained algorithms

Modern Commerce Andres Reiner President & CEO

©2017 PROS Holdings, Inc. All rights reserved. 14 HOW DATA SCIENCE IS HELPING BRANDS AND PUBLISHERS HOW B2B AND B2C COMMERCE MIMIC EACH OTHER WITH IOT DATA AND AI STUDY: DATA MUST ‘DELIVER’ IN THE AGE OF PERSONALIZATION THREE WAYS ARTIFICIAL INTELLIGENCE WILL TRANSFORM ONLINE SHOPPING BALANCING MACHINE LEARNING AND HUMAN INTUITION IN THE TRAVEL INDUSTRY WHY 80% OF CONSUMERS ARE EXCITED ABOUT THE WAY AI AND MACHINE LEARNING WILL CHANGE THEIR LIVES DIGITAL TRANSFORMATION REQUIRED RETHINKING, VC SAYS GET PREDICTIVE: THE KEYS TO ACHIEVING DATA-DRIVEN PERSONALIZATION AND PRICING

©2017 PROS Holdings, Inc. All rights reserved. 15 >300 Companies AUSTRALIA AUSTRIA CANADA CHILE BELGIUM BRAZIL CHINA DENMARK GERMANY HONG KONG FINLAND FRANCE JAPAN KAZAKHSTAN MALAYSIA MEXICO PORTUGAL QATAR RUSSIA SAUDI ARABIA SPAIN SRI LANKA SOUTH AFRICA SOUTH KOREA SWEDEN SWITZERLAND TURKEY UKRAINE TAIWAN THAILAND UNITED ARAB EMIRATES UNITED KINGDOM MOROCCO NEW ZEALAND PHILIPPINES POLAND KENYA USA VIETNAM 20 Industries 39 Countries

©2017 PROS Holdings, Inc. All rights reserved. 16 B2B B2C

©2017 PROS Holdings, Inc. All rights reserved. 17 B2P

©2017 PROS Holdings, Inc. All rights reserved. 18 Frictionless Personalized MODERN COMMERCE

PROS and Microsoft Hayden Stafford Corporate Vice President, Global Sales, Microsoft Dynamics

©2017 PROS Holdings, Inc. All rights reserved. 20

Speaker Panel Q&A

Thank You ©2017 PROS Holdings, Inc. All rights reserved. 22